EXCHANGE RIGHTS AGREEMENT

THIS EXCHANGE RIGHTS AGREEMENT (this “Agreement”), dated as of June __, 2008, is entered into by and among Lightstone Value Plus Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), Lightstone Value Plus REIT LP, a Delaware limited partnership (the “Operating Partnership”), and the Persons whose names are set forth on Exhibit A attached hereto (as it may be amended from time to time).

RECITALS:

(a) The Company, together with certain other limited partners, has formed the Operating Partnership pursuant to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated April 22, 2005 the (“Original Agreement”), as amended by that certain First Amendment to Amended and Restated Agreement of Limited Partnership dated June __, 2008 (the “Amendment”) (as such agreement may be further amended or amended and restated from time to time, collectively the “Partnership Agreement”).

(b) Pursuant to the Partnership Agreement, the Limited Partners (as defined below) directly or indirectly hold units of limited partnership interest (“Partnership Units”) in the Operating Partnership.

(c) The Operating Partnership has agreed to provide the Limited Partners with certain direct or indirect rights to exchange their Partnership Units for cash or, at the election of the Company, for shares of the Company’s common stock, $0.01 par value per share (the “REIT Stock”).

Accordingly, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINED TERMS

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Assignee” means a Person to whom one or more Partnership Units have been transferred in a manner permitted under the Partnership Agreement, but who has not become a substituted Limited Partner in accordance therewith.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Cash Amount” means an amount of cash per Partnership Unit equal to the Value on the Valuation Date of the REIT Stock Amount.

“Common Units” has the meaning set forth in the Amendment.

“Exchange Factor” means 1.0, provided, that in the event that the Company (i) declares or pays a dividend on its outstanding REIT Stock in REIT Stock or makes a distribution to all holders of its outstanding REIT Stock in REIT Stock; (ii) subdivides its outstanding REIT Stock; or (iii) combines its outstanding REIT Stock into a smaller number of shares of REIT Stock, the Exchange Factor shall be adjusted by multiplying the Exchange Factor by a fraction, the numerator of which shall be the number of shares of REIT Stock issued and outstanding on the record date for such dividend, contribution, subdivision or combination (assuming for such purpose that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of shares of REIT Stock (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Exchange Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

“Exchanging Partner” has the meaning set forth in Section 2.1 hereof.

“Exchange Right” has the meaning set forth in Section 2.1 hereof.

“Lien” means any lien, security interest, mortgage, deed of trust, charge, claim, encumbrance, pledge, option, right of first offer or first refusal and any other right or interest of others of any kind or nature, actual or contingent, or other similar encumbrance of any nature whatsoever.

“Limited Partner” means any Person, other than the Company, named as a Limited Partner on Exhibit A, as such Exhibit may be amended from time to time.

“Notice of Exchange” means the Notice of Exchange substantially in the form of Exhibit B to this Agreement.

“Offering” means the offering of the Company’s common stock, par value $.01 per share, pursuant to a registration statement on Form S-11 filed with the Securities and Exchange Commission (Registration No. 333-117367).

“Person” shall mean an individual, partnership, corporation, limited liability company, trust, estate, or unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

“REIT Stock Amount” means that number of shares of REIT Stock equal to the product of the number of Partnership Units offered for exchange by an Exchanging Partner, multiplied by the Exchange Factor as of the Valuation Date, provided, that in the event the Company or the Operating Partnership issues to all holders of REIT Stock rights, options, warrants or convertible or exchangeable securities entitling the stockholders to subscribe for or purchase REIT Stock, or any other securities or property (collectively, the “rights”), then the REIT Stock Amount shall also include such rights that a holder of that number of shares of REIT Stock would be entitled to receive.

“SEC” means the Securities and Exchange Commission.

“Series A Preferred Units” has the meaning set forth in the Amendment.

“Specified Exchange Date” means the tenth (10th) Business Day after receipt by the Operating Partnership and the Company of a Notice of Exchange; provided, however, that if the Operating Partnership has more than 99 partners, as determined in accordance with the provisions of Treasury Regulation Section 1.7704-1(h), then the Specified Exchange Date shall mean the thirty-first (31st) calendar day after receipt by the Operating Partnership and the Company of a Notice of Exchange.

“Valuation Date” means the date of receipt by the Operating Partnership and the Company of a Notice of Exchange or, if such date is not a Business Day, the first Business Day thereafter.

“Value” means, with respect to shares of REIT Stock, the average of the daily market price for the five (5) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be:

(i) if the REIT Stock is listed or admitted to trading on the New York Stock Exchange (the “NYSE”), any other national securities exchange or the Nasdaq Stock Market (“Nasdaq”), the closing price on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; or

(ii) if the REIT Stock is not listed or admitted to trading on the NYSE, any national securities exchange or Nasdaq, the last reported sale price on such day; or

(iii) if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company or if the REIT Stock is not then traded on any market, as determined in good faith by the Company’s Independent Directors (as defined by the Company’s charter).

In the event the REIT Stock Amount includes rights that a holder of REIT Stock would be entitled to receive, then the Value of such rights shall be determined by the independent directors of the Company acting in good faith on the basis of such quotations and other information as they consider, in their reasonable judgment, appropriate.

ARTICLE II

EXCHANGE RIGHT

2.1 Exchange Right. (a) Subject to Sections 2.2, 2.3, 2.4 and 2.5 hereof, and subject to any limitations under applicable law, the Operating Partnership hereby grants to each Limited Partner and each Limited Partner hereby accepts the right (the “Exchange Right”), exercisable (i) on or after the date that is one (1) year after the closing of the Offering or (ii) upon the liquidation of the Operating Partnership or the sale of all or substantially all of the assets of the Operating Partnership, to exchange on a Specified Exchange Date all or a portion of the Partnership Units held by such Limited Partner at an exchange price equal to and in the form of the Cash Amount. Notwithstanding anything to the contrary herein, the Exchange Right shall only be applicable to such Partnership Units that are Common Units and not Series A Preferred Units prior to conversion of such Series A Preferred Units to Common Units pursuant to the Partnership Agreement.

(b) The Exchange Right shall be exercised pursuant to a Notice of Exchange delivered to the Operating Partnership, with a copy delivered to the Company, by the Limited Partner who is exercising the Exchange Right (the “Exchanging Partner”); provided, however, that the Company, on behalf of the Operating Partnership, may elect, after a Notice of Exchange is delivered, to satisfy the Exchange Right which is the subject of such notice in accordance with Section 2.2.

(c) A Limited Partner may exercise the Exchange Right from time to time with respect to part or all of the Partnership Units that it owns (including Common Units received upon conversion of Series A Preferred Units), as selected by the Limited Partner, provided that, except as provided in the Agreement, a Limited Partner may not exercise the Exchange Right for less than one thousand (1,000) Partnership Units unless such Limited Partner then holds less than one thousand (1,000) Partnership Units, in which event the Limited Partner must exercise the Exchange Right for all of the Partnership Units held by such Limited Partner.

(d) An Exchanging Partner shall have no right with respect to any Partnership Units so exchanged to receive any distributions paid after the Specified Exchange Date with respect to such Partnership Units.

(e) Any Assignee of a Limited Partner may exercise the rights of such Limited Partner pursuant to this Article 2, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee.

(f) In connection with any exercise of such rights by an Assignee on behalf of a Limited Partner, the Cash Amount or the REIT Stock Amount, as the case may be, shall be satisfied by the Operating Partnership or the Company, as the case may be, directly to such Assignee and not to such Limited Partner.

2.2 Option of Company to Exchange for REIT Stock. (a) Notwithstanding the provisions of Section 2.1, the Company may, on behalf of the Operating Partnership, in its sole and absolute discretion (subject to the limitations on ownership and transfer of REIT Stock set forth in the Company’s charter), elect to assume directly the Operating Partnership’s obligation with respect to the Exchange Right and satisfy an Exchanging Partner’s Exchange Right by exchanging REIT Stock and rights equal to the REIT Stock Amount on the Specified Exchange Date for the Partnership Units offered for exchange by the Exchanging Partner, whereupon the Company shall acquire the Partnership Units offered for exchange by the Exchanging Partner and shall be treated for all purposes of the Partnership Agreement as the owner of such Partnership Units. Unless the Company, in its sole and absolute discretion, shall exercise its right to assume directly the Operating Partnership’s obligation with respect to the Exchange Right and satisfy the Exchange Right, the Company shall not have any obligation to the Exchanging Partner or to the Operating Partnership with respect to the Exchanging Partner’s exercise of the Exchange Right. If the Company shall exercise its right to satisfy the Exchange Right in the manner described in the first sentence of this Section 2.2 and shall fully perform its obligations in connection therewith, the Operating Partnership shall have no right or obligation to pay any amount to the Exchanging Partner with respect to such Exchanging Partner’s exercise of the Exchange Right, and each of the Exchanging Partner, the Operating Partnership and the Company shall, for federal income tax purposes, treat the transaction between the Company and the Exchanging Partner as a sale of the Exchanging Partner’s Partnership Units to the Company. Nothing contained in this Section 2.2 shall imply any right of the Company to require any Limited Partner to exercise the Exchange Right afforded to such Limited Partner pursuant to Section 2.1.

(b) In the event the Company shall elect to satisfy, on behalf of the Operating Partnership, an Exchanging Partner’s Exchange Right by exchanging REIT Stock for the Partnership Units offered for exchange,

(i) the Company hereby agrees so to notify the Exchanging Partner within five (5) Business Days after the receipt by the Company of such Notice of Exchange,

(ii) each Exchanging Partner hereby agrees to execute such documents and instruments as the Company may reasonably require in connection with the issuance of REIT Stock upon exercise of the Exchange Right, and

(iii) the Company hereby agrees to deliver stock certificates representing fully paid and nonassessable shares of REIT Stock.

2.3 Prohibition of Exchange for REIT Stock. Notwithstanding anything herein to the contrary, the Company shall not be entitled to satisfy an Exchanging Partner’s Exchange Right pursuant to Section 2.2 if the delivery of REIT Stock to such Limited Partner by the Company pursuant to Section 2.2 (regardless of the Operating Partnership’s obligations to the Limited Partner under Section 2.1)

(a) would be prohibited under the Articles of Incorporation of the Company,

(b) if the Company has elected REIT status, would otherwise jeopardize the REIT status of the Company, or

(c) would cause the acquisition of the REIT Stock by the Limited Partner to be “integrated” with any other distribution of REIT Stock by the Company for purposes of complying with the registration provisions of the Securities Act.

2.4 Payment Date. Any Cash Amount to be paid to an Exchanging Partner shall be paid on the Specified Exchange Date; provided, however, that the Operating Partnership may elect to cause the Specified Exchange Date to be delayed for up to an additional 180 days to the extent required for the Company to cause additional REIT Shares to be issued to provide financing to be used to make such payment of the Cash Amount by the Operating Partnership.

2.5 Expiration of Exchange Right. The Exchange Right shall expire with respect to any Partnership Units for which an Exchange Notice has not been delivered to the Operating Partnership and the Company on or before December 31, 2040.

2.6 Effect of Exchange. (a) Any exchange of Partnership Units pursuant to this Article 2 shall be deemed to have occurred as of the Specified Exchange Date for all purposes, including without limitation the payment of distributions or dividends in respect of Partnership Units or REIT Stock, as applicable.

(b) Any Partnership Units acquired by the Company pursuant to an exercise by any Limited Partner of an Exchange Right shall be deemed to be acquired by and reallocated or reissued to the Company.

(c) The Company, as general partner of the Operating Partnership, shall amend the Partnership Agreement to reflect each such exchange and reallocation or reissuance of Partnership Units and each corresponding recalculation of the Partnership Units of the Limited Partners.

ARTICLE III

OTHER PROVISIONS

3.1 Covenants of the Company. (a) At all times during the pendency of the Exchange Right, the Company shall reserve for issuance such number of shares of REIT Stock as may be necessary to enable the Company to issue such shares in full payment of the REIT Stock Amount in regard to all Partnership Units held by Limited Partners which are from time to time outstanding.

(b) During the pendency of the Exchange Right, the Company shall deliver to Limited Partners in a timely manner all reports filed by the Company with the SEC to the extent the Company also transmits such reports to its stockholders and all other communications transmitted from time to time by the Company to its stockholders generally.

(c) The Company shall notify each Limited Partner, upon request, of the then current Exchange Factor and such notice will include a reasonable explanation of the Exchange Factor calculation to be applied at such time.

3.2 Fractional Shares. (a) No fractional shares of REIT Stock shall be issued upon exchange of Partnership Units.

(b) The number of full shares of REIT Stock which shall be issuable upon exchange of Partnership Units (or the cash equivalent amount thereof if the Cash Amount is paid) shall be computed on the basis of the aggregate amount of Partnership Units so surrendered.

(c) Instead of any fractional shares of REIT Stock which would otherwise be issuable upon exchange of any Partnership Units, the Operating Partnership shall pay a cash adjustment in respect of such fraction in an amount equal to the Cash Amount of a Partnership Unit multiplied by such fraction.

3.3 Investment Representations and Warranties. By delivering to the Company a Notice of Exchange, each Exchanging Partner will be deemed to represent and warrant to the Company and the Operating Partnership that such Exchanging Partner is aware of the Company’s option to exchange such Exchanging Partner’s Partnership Units for REIT Stock pursuant to Section 2.2 hereof and that:

(a) (i) Such Exchanging Partner has received and reviewed

(A) a copy of the prospectus contained in the Registration Statement on Form S-11 filed by the Company in connection with the Offering, any prospectus contained in any Registration Statement subsequently filed by the Company, and any supplement or amendment thereto (each, a “Prospectus”), and

(B) if the Company is filing reports under the Securities Exchange Act of 1934, as amended, copies of all reports and other filings (the “SEC Reports”), including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, made by the Company with the SEC pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and understands the risks of, and other considerations relating to, an investment in REIT Stock.

(ii) Such Exchanging Partner, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in REIT Stock,

(A) has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of and of making an informed investment decision with respect to an investment in REIT Stock,

(B) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests and

(C) is capable of bearing the economic risk of such investment.

(iii) (A) Such Exchanging Partner is an “accredited investor” as defined in Rule 501 of the regulations promulgated under the Securities Act.

(B) If such Exchanging Partner has retained or retains a person to represent or advise it with respect to its investment in REIT Stock, such Exchanging Partner will advise the Company of such retention and, at the Company’s request, such Exchanging Partner shall, prior to or at delivery of the REIT Stock hereunder,

(I) acknowledge in writing such representation and

(II) cause such representative or advisor to deliver a certificate to the Company containing such representations as may be reasonably requested by the Company.

(b)    (i) Such Exchanging Partner understands that an investment in the Company involves substantial risks.

(ii) Such Exchanging Partner has been given the opportunity to make a thorough investigation of the activities of the Company and has been furnished with materials relating to the Company and its activities, including, without limitation, each Prospectus and the SEC Reports.

(iii) Such Exchanging Partner has relied and is making its investment decision based upon the Prospectus and any subsequent Prospectus, the SEC Reports and other written information provided to the Exchanging Partner by or on behalf of the Company and, as applicable, such Exchanging Partner’s position as a director or executive officer of the Company.

(c)    (i) The REIT Stock to be issued to such Exchanging Partner hereunder will be acquired by such Exchanging Partner for its own account, for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein.

(ii) Such Exchanging Partner was not formed for the specific purpose of acquiring an interest in the Company.

(d)    (i) Such Exchanging Partner acknowledges that

(A) the shares of REIT Stock to be issued to such Exchanging Partner hereunder have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, the certificates representing such shares of REIT Stock will bear a legend to such effect,

(B) the Company’s and the Operating Partnership’s reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of such Exchanging Partner contained herein,

(C) the REIT Stock to be issued to such Exchanging Partner hereunder may not be resold or otherwise distributed unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available,

(D) there may be no market for unregistered shares of REIT Stock, and

(E) the Company has no obligation or intention to register such REIT Stock under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except as provided in the Registration Rights Agreement entered into by the Company and the Exchanging Partner (the “Registration Rights Agreement”).

(ii) Such Exchanging Partner acknowledges that because of the restrictions on transfer or assignment of such REIT Stock to be issued hereunder, such Exchanging Partner may have to bear the economic risk of its investment in REIT Stock issued hereunder for an indefinite period of time, although the holder of any such REIT Stock will be afforded certain rights to have such REIT Stock registered under the Securities Act and applicable state securities laws pursuant to the Registration Rights Agreement.

(e) The address set forth under such Exchanging Partner’s name in the Notice of Exchange is the address of the Exchanging Partner’s principal place of business or, if a natural person, the address of the Exchanging Partner’s residence, and such Exchanging Partner has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such principal place of business or residence is situated.

ARTICLE IV

GENERAL PROVISIONS

4.1 Addresses and Notice. Any notice, demand, request or report required or permitted to be given or made to the Operating Partnership, the Company, a Limited Partner or Assignee, as the case may be, under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other similarly reliable means of written communication to the Operating Partnership, the Company, a Limited Partner or Assignee, as the case may be, (i) at the address listed on the records of the Operating Partnership, with respect to a Limited Partner or Assignee, and (ii) at 326 Third Street, Lakewood, NJ 08701, Attn: President, with respect to the Operating Partnership or the Company.

4.2 Titles and Captions. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to “Articles” and “Sections” are to Articles and Sections of this Agreement.

4.3 Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

4.4 Further Action and Additional Restrictions. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

4.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.

4.6 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

4.7 Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

4.8 Applicable Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

4.9 Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

4.10 Entire Agreement. This Agreement contains the entire understanding and agreement among the Limited Partners, the Operating Partnership and the Company with respect to the subject matter hereof and supersedes any other prior written or oral understandings or agreements among them with respect thereto.

4.11 Amendment. This Agreement may be modified or amended by a written instrument signed by a duly authorized representative of each of the Company, the Operating Partnership and the Limited Partners.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

THE COMPANY: LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.

By:
Name:
Title:

OPERATING PARTNERSHIP: LIGHTSTONE VALUE PLUS REIT LP BY: LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC., its general partner

LIMITED PARTNERS: ARBOR MILL RUN JRM LLC.

By:
Name:
Title:

ARBOR NATIONAL CJ LLC

By:
Name:
Title:

Exhibit A - Exchange Rights Agreement

Name and Address of Limited Partner

Arbor Mill Run JRM LLC
c/o Arbor Commercial Mortgage LLC
333 Earle Ovington Boulevard
Uniondale, New York 11553

Arbor National CJ LLC
c/o Arbor Commercial Mortgage LLC
333 Earle Ovington Boulevard
Uniondale, New York 11553

A-1

Exhibit B - Exchange Rights Agreement

Notice of Exchange

The undersigned Limited Partner hereby irrevocably (i) exchanges              Partnership Units in Lightstone Value Plus REIT LP, in accordance with the terms of the Exchange Rights Agreement, dated as of             , 200     (the “Exchange Rights Agreement”), and the Exchange Right referred to therein; (ii) surrenders such Partnership Units and all right, title and interest therein; and (iii) directs that the Cash Amount or REIT Stock Amount (as determined by the Company) deliverable upon exercise of the Exchange Right be delivered to the address specified below, and if REIT Stock is to be delivered, such REIT Stock will be registered or placed in the name(s) and at the address(es) specified below.

The undersigned hereby represents, warrants, and certifies that the undersigned (a) has marketable and unencumbered title to such Partnership Units, free and clear, other than any encumbrance arising pursuant to the Partnership Agreement, of the rights or interests of any other person or entity; (b) has the full right, power, and authority to exchange and surrender such Partnership Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, (other than consent or approval that may be required of the Company or the Operating Partnership) having the right to consent or approve such exchange and surrender on the part of the undersigned.

The undersigned hereby makes the representations and warranties contained in Section 3.3 of the Exchange Rights Agreement as if such representations and warranties had been set forth in full in this Notice of Exchange.

Dated:
Name of Limited Partner (Please Print)

Signature guaranteed by:

(Signature of Limited Partner)

(Street Address)

(City) (State) (Zip Code)

If REIT Stock is to be issued, issue to:

Name:

B-1